SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 29, 2012

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.03 is herein incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2012, the Board of Directors of Perma-Fix Environmental Services, Inc. (the “Company”) adopted and approved, effective immediately, Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), pursuant to the authority granted by Article IX of the Company’s former bylaws (the “Old Bylaws”) and the Delaware General Corporation Law.  These amendments are the result of the Board’s overall review of the Company’s corporate governance practices, and are intended to generally update the Old Bylaws.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3(ii) to this report and is incorporated herein by reference.  The Amended and Restated Bylaws replace the Old Bylaws in their entirety.  The following discussion briefly summarizes certain of the significant, material differences between the Old Bylaws and the Amended and Restated Bylaws:

Procedures for Conducting Business at Annual Meetings of Stockholders

The Amended and Restated Bylaws include new provisions, contained in Sections 8, 9, 10 and 11 of Article II, which set forth the exclusive procedures by which business may be properly brought before an Annual Meeting of stockholders.  The Old Bylaws contained no such procedures.

Generally, the new procedures contained in Sections 8, 9, 10 and 11 of Article II of the Amended and Restated Bylaws provide that:

•
In order for business to be considered as having been properly brought before an Annual Meeting of Stockholders, such business must be either (a) specified in the notice of meeting given by the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting of Stockholders by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting of Stockholders by any stockholder of the Company.  In order for any business to be considered as having been properly brought by a stockholder, such stockholder must comply with the ownership requirements of Section 8 of Article II of the Amended and Restated Bylaws, as well as the advance notice provisions of Section 9 of Article II thereof.  To the extent applicable, any such stockholder must also comply with Sections 10 and 11 of Article II, discussed below.  (Section 7 of Article II).  Nominations by a stockholder of individuals for election to the Company’s Board of Directors must be made in accordance with Section 3(b) and Section 4 of Article III and, to the extent applicable, Sections 10 and 11 of the Amended and Restated Bylaws, as discussed briefly below.

•
Any stockholder proposal for business to be brought before the Annual Meeting of Stockholders, other than proposals made in compliance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and nominations for the election of directors (which are governed by other provisions of the Amended and Restated Bylaws), must, with certain exceptions, be delivered to the Secretary of the Company no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders, and contain certain specified disclosures relating to the text of the proposal or business, as well as certain specified information relating to the proponent stockholder, to include, among other things, (a) the proposing stockholder’s beneficial ownership of all Company securities (rather than beneficial ownership of voting stock only), (b) information relating to material interests, arrangements and relationships that could influence proposals or nominations, and (c) other information typically required in a proxy statement.  A stockholder proposing to bring business before an annual meeting is now required to update and supplement the stockholder’s notice and information, so as to be accurate as of the record date of the meeting and as of the meeting date.  (Section 9 of Article II)

•
To the extent any stockholder nomination or other proposal would cause a covenant breach or default under any agreement to which the Company is a party and that has been disclosed in a public filing with the Securities and Exchange Commission (the “SEC”) or otherwise disclosed to the proponent stockholder, the proponent stockholder must, in addition to any other notice requirements, provide (i) evidence to the Company of the contract counterparty’s waiver of the breach or default, or willingness to waive the breach or default, or (ii) a detailed plan for repayment or cure.  (Section 10 of Article II)

•
To the extent any stockholder nomination or other proposal could not be implemented by the Company without filing with or otherwise notifying or obtaining certain governmental consents, the proponent stockholder must, in addition to any other notice requirements, (i) provide evidence to the Company that all necessary governmental action has been taken or that any necessary governmental approvals have or will be given, or (ii) if such evidence is not obtainable by the time of the notice, a detailed plan by which such approvals shall be obtained.  (Section 11 of Article II)

Minimum Director Qualifications

Section 2 of Article III of the Amended and Restated Bylaws sets forth certain minimum director qualifications and provides that the number of directors shall be not less than three nor more than seven, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors.  To qualify for nomination or election as a director, an individual must:

•	be an individual at least 21 years of age who is not under legal disability;

•	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;

•	not serve on the boards of more than three other publicly held companies;

•
satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Corporation is subject so as not to cause the Corporation to fail to satisfy any of the licensing requirements imposed by any such authority;

•
not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor,” as defined in Section 2 of Article III;

•	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and

•
have been nominated for election to the Board of Directors in accordance with Section 3 and Section 4 of Article III and, to the extent applicable, Sections 10 and 11 of Article II of the Amended and Restated Bylaws.

The Old Bylaws provided that the number of directors, which had to be at least three, could be increased or decreased by action of the stockholders or the Board of Directors.  The Old Bylaws did not contain any minimum director qualifications.

Procedures for Nomination of Directors at the Annual and Special Meetings of Stockholders

The Amended and Restated Bylaws include new provisions, contained in Sections 3 and 4 of Article III which, together with Sections 10 and 11 of Article II, set forth the exclusive procedures by which nominations of directors may be made.  The Old Bylaws contained no such procedures.

Generally, the new procedures contained in Sections 3 of Article III of the Amended and Restated Bylaws provide that nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors, or (b) provided that the Board of Directors has determined directors shall be elected at such meeting, by a stockholder who owns at least 1% of the Company’s outstanding common stock for a period of at least one year, and complies with various other provisions of the Amended and Restated Bylaws, including the notice provisions of Section 4 of Article III described below and, to the extent applicable, Section 10 and Section 11 of Article II.

Section 4 of Article III of the Amended and Restated Bylaws provides for advance notice of stockholder nominations to be made to the Company, and requires that such notice must, with certain exceptions, be delivered to the Company (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders was made.  A stockholder providing any such notice is required to update and supplement the stockholder’s notice and information, so as to be accurate as of the meeting date.  Section 4(b) of Article III also contains specific disclosure requirements that must be met by the stockholder and contained in the notice of the stockholder nomination.

Section 4(c) of Article III requires that a nominee proposed by a stockholder (“Proposed Nominee”), in order to be considered eligible to be a candidate for election or reelection as a director of the Company, must meet the eligibility requirements set forth in Section 2 of Article III of the Amended and Restated Bylaws and be nominated in the manner prescribed by Section 4 of Article III, including the delivery by the Proposed Nominee, to the Corporate Governance and Nominating Committee of the Board, of a completed written questionnaire (on a form to be provided by the Company) with respect to the background, qualifications, stock ownership and independence of the Proposed Nominee, as well as a representation and agreement of the Proposed Nominee (the "Director Agreement").  The Director Agreement requires the Proposed Nominee to disclose certain types of voting commitments and compensation arrangements to which the Proposed Nominee is subject.  The Director Agreement also requires a representation that the Proposed Nominee, if elected, will comply with all of the Company's applicable corporate governance, conflict of interest, confidentiality, securities ownership and trading policies and guidelines, and that such Proposed Nominee is not, and will not, become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation or reimbursement for services as a director of the Company.

Section 4(d) of Article III provides for an investigation and background check of a Proposed Nominee to be conducted by the Company.  If the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, determines that a nomination was not made in accordance with the procedures specified in the Amended Bylaws, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Stockholder Action by Written Consent

Pursuant to Section 3(b) of Article VII of the Amended and Restated Bylaws, a stockholder seeking to take action by written consent is required to provide written notice to the Board of Directors requesting the Board to fix a record date, and the Board must promptly, but in all events within 10 days after it receives notice, adopt a resolution fixing a record date for such purpose.  The record date shall be no more than 10 days after the date of the Board resolution fixing the record date.  If no record date has been fixed by the Board of Directors within 10 days of the date on which a stockholder’s request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company.  Section 13 of Article II of the Amended and Restated Bylaws provides for the appointment of an inspector in connection with action by written consent of stockholders of the Company.

The Old Bylaws did not contain a requirement that a stockholder seeking to take action by written consent be required to request a record date.

Regulatory Compliance and Disclosure Obligations of Stockholders

Article XII of the Amended and Restated Bylaws provides that, to the extent permitted by law, if any stockholder, by virtue of such stockholder’s ownership interest in the Company or actions taken by the stockholder affecting the Company, triggers the application of any requirement or regulation of any governmental body, the stockholder must promptly take all actions necessary to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way adversely affecting the Company.  The Old Bylaws contained no such requirement.

Emergency Bylaws

Article XIV of the Amended and Restated Bylaws provides for certain actions that can be taken by the Chairman or the Chief Executive Officer in the event of an emergency, in circumstances where it would be difficult or impossible to conduct Board action in accordance with the normal bylaw provisions.  Such emergency is intended to include events of extraordinary magnitude and may include the declaration of a civil defense emergency, war, enemy attack, other warlike acts, a catastrophic event, disaster or other similar emergency condition, which prevents the conduct and management of the affairs and business of the Company by the Board of Directors and officers in the ordinary course as contemplated by the regular bylaws.  The emergency bylaws suspend certain of the regularly effective bylaws during the pendency of any such emergency.  For example, during an emergency, special meetings of the Board and of any committee thereof may be called by the Chairman of the Board or the Chief Executive Officer of the Company, and notice and quorum requirements are greatly relaxed.  Any director, officer or employee taking corporate action pursuant to the emergency bylaws will be shielded from liability for conduct taken in good faith.

The Old Bylaws contained no provision for emergency bylaws.

Indemnification by Stockholders

Section 5 of Article XV of the Amended and Restated Bylaws provides that a stockholder is liable to and obligated to indemnify and hold harmless the Company for any breach or failure to fully comply with any covenant, condition or provision of the Company’s charter or bylaws, including the advance notice provisions pertaining to stockholder nominations and other proposals, and applies to derivative actions brought against the Company in which the stockholder is not the prevailing party.

The Old Bylaws contained no such requirement.

Based on the Amended and Restated Bylaws, for the 2012 Annual Meeting of Stockholders of the Company, assuming that the 2012 Annual Meeting is held within 30 days of the anniversary of the 2011 Annual Meeting of Stockholders, a stockholder of the Company must deliver notice to the Company for the nomination of directors and for other proposed business (other than proposals to be included in the Company’s proxy materials pursuant to the federal proxy rules) no earlier than April 26, 2012 and no later than May 26, 2012.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3(ii) hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit	Description

3(ii)	Amended and Restated Bylaws of Perma-Fix Environmental Services, dated March 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2012

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

	By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and Chief Financial Officer